Dreyfus
Institutional Prime
Money Market Fund
Semi-Annual
Report

April 30, 1998

Dreyfus Institutional Prime Money Market Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus Institutional Prime Money Market Fund for its semi-annual reporting period ended April 30, 1998. For the period, your Fund produced an annualized yield of 5.39% and after taking into account the effect of compounding, the annualized effective yield was 5.53%.*

The Economy

   The United States is now in its eighth consecutive year of economic expansion. Inflation continues to rise at the slowest pace since 1964 and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of the robustness of the economy have come heightened expectations that the Federal Reserve Board (the "Fed") will raise interest rates in a preemptive move to avoid a reignition of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rates for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (ECI), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index has been similarly tame. Prices at the consumer level rose at an annual rate of about 1.5% over the reporting period. The lack of inflation has been even more dramatic at the production level of the economy where prices have fallen: in the 12 months ended March 31, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.

   Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U.S. economy. Although the surge in domestic spending has masked the full impact of the fall in Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown is another reason why the Fed has been reluctant to raise short-term interest rates.

   The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

The Market Environment/Portfolio Overview

   Money market yields have been stable since the Federal Reserve increased the Fed Funds rate on March 25, 1997 to 5.50% from 5.25%. The flat slope of the money market yield curve seems to indicate that investors do not expect any change in monetary policy by the Federal Reserve in the foreseeable future.

   The Fund invests in high grade money market instruments such as commercial paper and repurchase agreements. Throughout the reporting period, the Fund's average portfolio maturity was targeted at 40-55 days. We currently intend to maintain this target range because we believe this is an appropriate strategy in this stable yield environment.

   The Fund held allocations of 63.8% commercial paper, 19.8% in floating rate securities, 10.2% in certificates of deposit and 5.7% in repurchase agreements. The Fund's average portfolio maturity at the end of the reporting period was 54 days.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                                                     Very truly yours,

                                                     /s/ Laurie Carroll

                                                     Laurie Carroll
                                                     Portfolio Manager

May 18, 1998
New York, New York

* Annualized effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus Institutional Prime Money Market Fund
------------------------------------------------------------------------------
Statement of Investments                            April 30, 1998 (Unaudited)

                                                                                              Principal
Negotiable Bank Certificates of Deposit--10.2%                                                  Amount           Value
---------------------------------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce (Yankee)
   5.90%-6.01%, 6/29/98-8/7/98 ................................................             $  16,800,000     $  16,798,599
Deutsche Bank AG
   5.62%, 1/12/99 .............................................................                10,000,000         9,996,633
Morgan Guarantee Trust Co.
   5.54%, 6/16/98 .............................................................                20,000,000        20,005,206
National Westminster Bank PLC (Yankee)
   6.14%, 6/2/98 ..............................................................                20,000,000        19,999,665
                                                                                                              -------------

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
   (cost $66,800,103) .........................................................                               $  66,800,103
                                                                                                              =============

Commercial Paper--63.8%
-----------------------------------------------------------------------------------------------------------------------------
Alpine Securitization Corp.
   5.60%, 7/2/98 ..............................................................             $  25,259,000      $ 25,018,001
America Honda Finance Corp.
   5.61%, 5/12/98 .............................................................                25,000,000        24,957,604
Aon Corp.
   5.61%, 6/22/98 .............................................................                25,000,000        24,800,306
BTR Dunlop Finance Inc.
   5.53%, 7/9/98 ..............................................................                20,000,000        19,793,767
Centric Capital Corp.
   5.58%, 7/22/98 .............................................................                20,000,000        19,749,444
Corporate Receivables Corp.
   5.56%, 7/7/98 ..............................................................                25,000,000        24,745,028
CSC Enterprises
   5.57%, 7/13/98 .............................................................                15,000,000        14,832,708
Eaton Corp.
   5.48%, 5/14/98 .............................................................                25,000,000        24,951,431
General Motors Acceptance Corp.
   5.57%, 6/12/98 .............................................................                15,000,000        14,903,750
Goldman Sachs Group L.P.
   5.55%, 7/10/98 .............................................................                25,000,000        24,737,500
Greenwich Funding Corp.
   5.60%, 6/10/98 .............................................................                20,000,000        19,877,333
Lehman Brothers Holdings Inc.
   5.61%, 6/23/98 .............................................................                25,000,000        24,797,569
Lexington Parker Capital Co. LLC
   5.59%, 6/5/98 ..............................................................                20,000,000        19,892,667
New Center Asset Trust
   5.48%, 5/13/98 .............................................................                20,000,000        19,964,133
Repsol International Finance B.V.
   5.53%, 7/10/98 .............................................................                20,000,000        19,787,667
Rio Tinto America Inc.
   5.53%, 8/20/98 .............................................................                25,000,000        24,585,292


Dreyfus Institutional Prime Money Market Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                April 30, 1998 (Unaudited)

                                                                                              Principal
Commercial Paper (continued)                                                                  Amount           Value
--------------------------------------------------------------------------------           --------------    --------------
Siebe PLC
   5.57%, 6/8/98 ..............................................................             $  25,000,000     $  24,854,069
Toshiba America Inc.
   5.47%, 6/11/98 .............................................................                20,000,000        19,878,139
Windmill Funding Corp.
   5.58%, 7/24/98 .............................................................                25,000,000        24,679,167
                                                                                                              -------------

TOTAL COMMERCIAL PAPER
   (cost $416,805,575) ........................................................                                $416,805,575
                                                                                                              =============

Corporate Notes--19.8%
---------------------------------------------------------------------------------------------------------------------------
Bank One, Columbus, N.A.
   5.49%, 5/18/98 (a) .........................................................             $  20,000,000     $  19,999,417
Bear Stearns Companies Inc.
   5.51%-5.60%, 5/15/98-8/17/98 (a)  ..........................................                19,000,000        19,008,495
Household Finance Corp.
   5.63%, 3/30/99 (a) .........................................................                15,000,000        14,991,979
IBM Credit Corp.
   5.46%, 7/6/98 (a) ..........................................................                 5,000,000         4,999,561
Key Bank N.A.
   5.45%, 1/29/99 (a) .........................................................                20,000,000        19,992,700
Merrill Lynch & Co. Inc.
   5.47%, 5/11/98 (a) .........................................................                15,000,000        15,000,000
Paccar Financial Corp.
   5.60%, 3/26/99 (a) .........................................................                20,000,000        19,987,565
PHH Corp.
   5.66%, 6/11/98 (a) .........................................................                15,000,000        14,999,832
                                                                                                              -------------
TOTAL CORPORATE NOTES
   (cost $128,979,549) ........................................................                                $128,979,549
                                                                                                              =============


Dreyfus Institutional Prime Money Market Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                April 30, 1998 (Unaudited)

                                                                                              Principal
Repurchase Agreements - 5.7%                                                                    Amount           Value
--------------------------------------------------------------------------------           --------------    --------------
Donaldson, Lufkin & Jenrette Securities Inc.,
   5.50% dated 4/30/98, due 5/1/98 in the amount of $10,001,528 (fully collateralized by $4,788,000 U.S.Treasury Bills due 5/21/98 to 12/10/98, and
   by $877,000 U.S.Treasury Bonds, 10.625% due 8/15/2015, and by $4,147,000
   U.S.Treasury Notes, 5.50% to 7.125%, due 7/31/99 to 1/31/2003,
   value $10,200,571) .........................................................             $  10,000,000     $  10,000,000

Goldman, Sachs & Co.,
   5.52% dated 4/30/98, due 5/1/98 in the amount of $27,204,184 (fully collateralized
   by $26,928,000 U.S.Treasury Notes due 8/15/2007, value $27,744,826) ........                27,200,013        27,200,013
                                                                                                              -------------

TOTAL REPURCHASE AGREEMENTS
   (cost $37,200,013) .........................................................                               $  37,200,013
                                                                                                              =============


TOTAL INVESTMENTS
   (cost $649,785,240)..................................................  99.5%                               $ 649,785,240
                                                                        =======                               =============

CASH AND RECEIVABLES (NET)..............................................    .5%                               $   3,062,093
                                                                        =======                               =============

NET ASSETS.............................................................. 100.0%                               $ 652,847,333
                                                                        =======                               =============

Notes to Statement of Investments:
---------------------------------------------------------------------------------------------------------------------------
(a) Variable interest rate--subject to periodic change.


                       See notes to financial statements.

Dreyfus Institutional Prime Money Market Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                 April 30, 1998 (Unaudited)

                                                                                                    Cost             Value
                                                                                               -------------    -------------
ASSETS:                       Investments in securities--See Statement of
                                Investments--Note 1(c)..........................                $649,785,240     $649,785,240
                              Cash.............................................                                        56,546
                              Interest receivable..............................                                     3,171,037
                                                                                                                -------------
                                                                                                                  653,012,823
                                                                                                                -------------

LIABILITIES:                  Due to The Dreyfus Corporation...................                                        82,446
                              Due to Distributor...............................                                        83,044
                                                                                                                -------------
                                                                                                                      165,490
                                                                                                                -------------

NET ASSETS.....................................................................                                  $652,847,333
                                                                                                                =============

REPRESENTED BY:               Paid-in capital..................................                                   652,856,872
                              Accumulated net realized gain (loss) on investments                                      (9,539)
                                                                                                                -------------
NET ASSETS.....................................................................                                  $652,847,333
                                                                                                                =============

SHARES OUTSTANDING
(4 billion shares of $.001 par value Capital Stock authorized).................                                   652,856,872

NET ASSET VALUE, offering and redemption price per share.......................                                         $1.00
                                                                                                                        =====

                       See notes to financial statements.

Dreyfus Institutional Prime Money Market Fund
------------------------------------------------------------------------------
Statement of Operations            Six Months Ended April 30, 1998 (Unaudited)

INVESTMENT INCOME

INCOME                        Interest Income............................                                      $18,481,000


EXPENSES:                     Management fee--Note 2(a)...................                  $   486,792
                              Shareholder servicing costs--Note 2(b)......                      486,792
                                                                                           ------------
                                Total Expenses...........................                                          973,584
                                                                                                              ------------


INVESTMENT INCOME--NET, representing net increase in net assets
                               resulting from operations.................                                      $17,507,416
                                                                                                              ============



                       See notes to financial statements.

Dreyfus Institutional Prime Money Market Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                            Six Months Ended
                                                                                             April 30, 1998       Year Ended
                                                                                               (Unaudited)      October 31, 1997
                                                                                             ----------------   ----------------
OPERATIONS:
   Investment income--net..................................................                  $     17,507,416   $     29,848,238
   Net realized gain (loss) on investments................................                           --                   (9,373)
                                                                                             ----------------   ----------------
         Net Increase (Decrease) in Net Assets Resulting from Operations..                         17,507,416         29,838,865
                                                                                             ----------------   ----------------


DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net..................................................                       (17,507,416)       (29,848,238)
                                                                                             ----------------   ----------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):
   Net proceeds from shares sold..........................................                      1,502,969,410      3,040,713,948
   Dividends reinvested...................................................                          4,573,324         11,533,601
   Cost of shares redeemed................................................                     (1,387,849,793)    (3,094,783,808)
                                                                                             ----------------   ----------------
         Increase (Decrease) in Net Assets from Capital Stock Transactions
                                                                                                  119,692,941        (42,536,259)
                                                                                             ----------------   ----------------
            Total Increase (Decrease) in Net Assets.......................                        119,692,941        (42,545,632)


NET ASSETS:
   Beginning of Period....................................................                        533,154,392        575,700,024
                                                                                             ----------------   ----------------
   End of Period..........................................................                   $    652,847,333   $    533,154,392
                                                                                             ================   ================


                       See notes to financial statements.

Dreyfus Institutional Prime Money Market Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.(1)

                                                Six Months Ended                Year Ended October 31,
                                                 April 30, 1998       ---------------------------------------------
PER SHARE DATA:                                    (Unaudited)         1997      1996      1995    1994(2)     1993
                                                ---------------       -----     -----     -----    -------    -----
   Net asset value, beginning of period.....          $1.00           $1.00     $1.00     $1.00     $1.00     $1.00
                                                      -----           -----     -----     -----     -----     -----
   Investment Operations:
   Investment income--net....................          .027            .053      .052      .056      .035      .030(3)
                                                      -----           -----     -----     -----     -----     -----
   Distributions:
   Dividends from investment income--net.....         (.027)          (.053)    (.052)    (.056)    (.035)    (.030)
                                                      -----           -----     -----     -----     -----     -----
   Net asset value, end of period...........          $1.00           $1.00     $1.00     $1.00     $1.00     $1.00
                                                      =====           =====     =====     =====     =====     =====

TOTAL INVESTMENT RETURN.....................           5.44%(4)        5.42%     5.33%     5.77%     3.67%     3.04%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..            .30%(4)         .30%      .30%      .30%      .29%      .27%
   Ratio of net investment income to
      average net assets....................           5.39%(4)        5.27%     5.25%     5.61%     3.58%     2.99%
   Net assets, end of period (000's Omitted)       $652,847        $533,154  $575,700  $773,602  $681,781  $824,080

---------------
(1) Prior to October 31, 1995, shares of the Fund were designated Class I shares. Effective November 1, 1995, the Fund's Class I and Class II designations were eliminated and the Fund became a single class Fund.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(3) For the year ended October 31, 1993 the investment adviser reimbursed expenses of the Fund amounting to $.0005 per share.
(4) Annualized.


                       See notes to financial statements.

Dreyfus Institutional Prime Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Institutional Prime Money Market Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering eighteen series including the Fund. The Fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high grade money market instruments. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

   It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

   (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Institutional Prime Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


   The Fund has an unused capital loss carryover of approximately $9,540 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1997. If not applied, $167 of the carryover expires in fiscal 2004 and $9,373 expires in fiscal 2005.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

   (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds. Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. (The $1,000 attendance fee and reimbursement of meeting expenses are also borne pro rata by Dreyfus High Yield Strategies Fund.) These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

   (b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the "Plan"), the Fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 1998, the Fund was charged $486,792 pursuant to the Plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the line of credit.

Dreyfus Institutional Prime
Money Market Fund
200 Park Avenue
New York, NY 10166


Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166


Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258


Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                      922SA984